UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2010

Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Terminal Tower, 50 Public Square	44113
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

This Form 8-K/A is being filed solely to correct minor typographical and scrivener’s errors contained in the tables attached to the earnings press release furnished as Exhibit 99.1 to the Current Report on Form 8-K that Forest City Enterprises, Inc. filed with the Securities and Exchange Commission on March 31, 2010.

The errors corrected in this Form 8-K/A include two incomplete footnotes, a missing number, an incomplete column heading, a spelling error and minor formatting changes.  A corrected copy of the earnings press release is attached as Exhibit 99.1 to this Form 8-K/A.

The information in this Current Report on Form 8-K/A shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are furnished herewith.

Exhibit Number		Description

99.1	-	Press Release of Forest City Enterprises, Inc. Dated March 30, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

By:	/s/ CHARLES A. RATNER
Name:	Charles A. Ratner
Title:	President and Chief Executive Officer

Date: March 31, 2010

EXHIBIT INDEX

Exhibit Number		Description

99.1	-	Press Release of Forest City Enterprises, Inc. Dated March 30, 2010